EXHIBIT 10.7

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
TERMS AND CONDITIONS

1. Grant of Shares.  The Company hereby grants to the Grantee named in the notice of award (“Grantee”), subject to the restrictions and the other terms and conditions set forth in the Micron Technology, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”) and in this award agreement (this “Agreement”), the number of shares indicated in the notice of award of the Company’s $0.10 par value common stock (the “Shares”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

2. General Acknowledgements. By accepting the Shares, Grantee hereby acknowledges that he or she has reviewed the terms and conditions of this Agreement and the Plan, and is familiar with the provisions thereof.  Grantee hereby accepts the Shares subject to all the terms and conditions of this Agreement and the Plan.  Grantee acknowledges that a Prospectus relating to the Plan was made available for review.  Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Grantee acknowledges that the grant and acceptance of the Shares do not constitute an employment agreement and do not assure continuous employment with the Company or any of its Affiliates.

3. Restrictions.  The Shares are subject to each of the following restrictions.  “Restricted Shares” mean those Shares that are subject to the restrictions imposed hereunder and such restrictions have not then expired or terminated.  Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered.  If Grantee’s Continuous Status as a Participant terminates for any reason other than as set forth in paragraph (b) or paragraph (d) of Section 4 hereof, then Grantee shall forfeit all of Grantee’s right, title and interest in and to the Restricted Shares as of the date of termination of such service or employment, and such Restricted Shares shall revert to the Company.  The restrictions imposed under this Section shall apply to all shares of the Company’s Stock with respect to the Restricted Shares or other securities issued in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock of the Company.

4. Expiration and Termination of Restrictions.  The restrictions imposed under Section 3 will expire on the earliest to occur of the following (the period prior to such expiration being referred to herein as the “Restricted Period”):

(a)
On the respective vesting dates specified in the notice of award as to the number of Shares specified therein; provided Grantee remains in Continuous Status as a Participant on each vesting date specified therein;

(b)	as to all of the Shares, upon termination of Grantee’s Continuous Status as a Participant by reason of death or Disability; or

(c)
as to all of the Shares, upon the occurrence of a Change in Control, if the Shares are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control; or

(d)
as to all of the Shares, if the Shares are assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, upon the termination of Grantee’s employment by the Company without Cause [or Grantee’s resignation for “Good Reason” (as defined below)] within one year after the effective date of the Change in Control.

[For purposes of this Agreement, “Good Reason” shall mean any of the following, without Grantee’s consent: (i) a material diminution in Grantee’s Base Salary (other than an across-the-board reduction in base salary that affects all peer employees); (ii) a material diminution in Grantee’s authority, duties, or responsibilities; or (iii) the relocation of Grantee’s principal office to a location that is more than twenty-five (25) miles from the location of Grantee’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (A) any relocation of Grantee’s principal office which is proposed or initiated by Grantee; or (B) any relocation that results in Grantee’s principal place office being closer to Grantee’s then-current principal residence.  A termination by Grantee shall not constitute termination for Good Reason unless Grantee shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Grantee within thirty (30) days following its receipt of such Good Reason Notice.  Grantee’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.]

5. Delivery of Shares.  The Shares will be registered in the name of Grantee as of the Grant Date and will be held by the Company during the Restricted Period in certificated or uncertificated form.  If a certificate for Restricted Shares is issued during the Restricted Period with respect to such Shares, such certificate shall be registered in the name of Grantee and shall bear a legend in substantially the following form: “This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in a Restricted Stock Agreement between the registered owner of the shares represented hereby and Micron Technology, Inc.  Release from such terms and conditions shall be made only in accordance with the provisions of such Agreement, copies of which are on file in the offices of Micron Technology, Inc.” Stock certificates for the Shares, without the above legend, shall be delivered to Grantee or Grantee’s designee upon request of Grantee after the expiration of the Restricted Period, but delivery may be postponed for such period as may be required for the Company with reasonable diligence to comply if deemed advisable by the Company, with registration requirements under the Securities Act of 1933, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.

6. Voting and Dividend Rights.  Grantee, as beneficial owner of the Shares, shall have full voting rights with respect to the Shares during and after the Restricted Period. Grantee shall accrue cash and non-cash dividends, if any, paid with respect to the Restricted Shares, but the payment of such dividends shall be deferred and held (without interest) by the Company for the account of Grantee until the expiration of the Restricted Period. During the Restricted Period, such dividends shall be subject to the same vesting restrictions imposed under Section 3 as the Restricted Shares to which they relate. Accrued dividends deferred and held pursuant to the foregoing provision shall be paid by the Company to Grantee promptly upon the expiration of the Restricted Period (and in any event within thirty (30) days of the date of such expiration). If Grantee forfeits any rights he may have under this Agreement in accordance with Section 3, Grantee shall no longer have any rights as a shareholder with respect to the Restricted Shares or any interest therein and Grantee shall no longer be entitled to receive dividends on such stock.

7. Limitation of Rights.  With respect to a grantee who is employed by the Company or an Affiliate, nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate such grantee’s employment at any time, nor confer upon any such grantee any right to continue in the employ of the Company or any Affiliate. Grantee waives all and any rights to any compensation or damages for the termination of Grantee's office or employment with the Company or an Affiliate for any reason (including unlawful termination of employment) insofar as those rights arise from Grantee ceasing to have rights in relation to the Shares as a result of that termination or from the loss or diminution in value of such rights.  The grant of the Shares does not give Grantee any right to participate in any future grants of share incentive awards.

8. Payment of Taxes.  Upon issuance of the Shares hereunder, Grantee may make an election to be taxed upon such award under Section 83(b) of the Code.  Grantee will, no later than the date as of which any amount related to the Shares first becomes includable in Grantee’s gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount.  The Committee may permit Grantee to surrender to the Company a number of Shares from this Award as necessary to pay the minimum applicable withholding tax obligation.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

9. Amendment.  The Committee may amend, modify or terminate the Award and this Agreement without approval of the Grantee; provided, however, that such amendment, modification or termination shall not, without the Grantee’s consent, reduce or diminish the value of this Award determined as if it had been fully vested on the date of such amendment or termination.  Notwithstanding anything herein to the contrary, the Company is authorized, without Grantee’s consent, to amend or interpret this Award and this Agreement certificate to the extent necessary, if any, to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

10. Plan Controls.  The terms contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

11. Successors. This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plan.

12. Severability.  If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13. Notice. Notices and communications under the this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to: Micron Technology, Inc., 8000 S. Federal Way, P.O. Box 6, Boise, ID 83716-9632, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

14. Data Processing.  By accepting the Shares, Grantee gives explicit consent to the Company and other persons who administer the Plan to process and use all personal data relevant to Plan administration, including without limitation his or her name, address, Social Security Number or other applicable tax identification number, and bank and brokerage account details, and to the transfer of any such personal data outside the country in which Grantee works or is employed, including to the United States.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN
OPTION AGREEMENT
TERMS AND CONDITIONS

1. Grant of Option. Micron Technology, Inc. (the “Company”) hereby grants to the Optionee named in the notice of grant (“Optionee”), under the Micron Technology, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”), stock options to purchase from the Company (the “Options”), on the terms and on conditions set forth in this agreement (this “Agreement”), the number of shares indicated in the notice of grant of the Company’s $0.10 par value common stock, at the exercise price per share set forth in the notice of grant. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

2. General Acknowledgements. By accepting the Options, Optionee hereby acknowledges that he or she has reviewed the terms and conditions of this Agreement and the Plan, and is familiar with the provisions thereof.  Optionee hereby accepts the Options subject to all the terms and conditions of this Agreement and the Plan.  Optionee acknowledges that a Prospectus relating to the Plan was made available for review.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Optionee acknowledges that the grant and acceptance of the Options do not constitute an employment agreement and do not assure continuous employment with the Company or any of its Affiliates.

3. Vesting of Options. The Option shall vest (become exercisable) in accordance with the schedule shown in the notice of grant, provided Optionee remains in Continuous Status as a Participant on each vesting date specified therein. Notwithstanding the foregoing vesting schedule, all Options shall become fully vested and exercisable (i) upon termination of Optionee’s Continuous Status as a Participant by reason of his or her death or Disability, (ii) upon a Change in Control, unless the Options are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control; or (iii) if the Options are assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, upon the termination of Optionee’s employment by the Company without Cause [or Optionee’s resignation for “Good Reason” (as defined below)] within one year after the effective date of the Change in Control. [For purposes of this Agreement, “Good Reason” shall mean any of the following, without Optionee’s consent: (i) a material diminution in Optionee’s Base Salary (other than an across-the-board reduction in base salary that affects all peer employees); (ii) a material diminution in Optionee’s authority, duties, or responsibilities; or (iii) the relocation of Optionee’s principal office to a location that is more than twenty-five (25) miles from the location of Optionee’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (A) any relocation of Optionee’s principal office which is proposed or initiated by Optionee; or (B) any relocation that results in Optionee’s principal place office being closer to Optionee’s then-current principal residence.  A termination by Optionee shall not constitute termination for Good Reason unless Optionee shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Optionee within thirty (30) days following its receipt of such Good Reason Notice.  Optionee’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.]

4. Term of Options and Limitations on Right to Exercise. The term of the Options will be for a period of eight years, expiring at 5:00 p.m., Mountain Time, on the eighth anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a)	Thirty days after the termination of Optionee’s Continuous Status as a Participant for any reason other than by reason of Optionee’s death or Disability.

(b)	Twelve months after termination of Optionee’s Continuous Status as Participant by reason of Disability.

(c)
Twelve months after the date of Optionee’s death, if Optionee dies while in Continuous Status as a Participant. Upon Optionee’s death, the Options may be exercised by Optionee’s beneficiary designated pursuant to the Plan.

The Committee may, prior to the lapse of the Options under the circumstances described in paragraphs (a), (b) or (c) above, extend the time to exercise the Options as determined by the Committee in writing. If Optionee or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of service.

5. Exercise of Option. The Options shall be exercised by (a) written notice directed to the Global Stock Department of the Company or its designee at the address and in the form specified by the Company from time to time and (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a broker-assisted cashless exercise, as described below). If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares may be, in (a) cash, (b) in the discretion of the Company, Shares previously acquired by the purchaser, or (c) any combination thereof, for the number of Shares specified in such written notice. The value of surrendered Shares for this purpose shall be the Fair Market Value as of the last trading day immediately prior to the exercise date. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and any limitations as may be applied from time to time by the Committee (which need not be uniform), the Options may be exercised through a broker in a so-called “cashless exercise” whereby the broker sells the Option Shares on behalf of Optionee and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company by the settlement date.

6. Beneficiary Designation. Optionee may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of Optionee hereunder and to receive any distribution with respect to the Options upon Optionee’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Agreement and the Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives Optionee, the Options may be exercised by the legal representative of Optionee’s estate, and payment shall be made to Optionee’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by Optionee at any time.

7. Withholding. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require Optionee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Optionee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the exercise of the Options. The withholding requirement may be satisfied, in whole or in part, at the election of the Company, by withholding from the Options Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

8. Limitation of Rights. The Options do not confer to Optionee or Optionee’s beneficiary designated pursuant to Section 6 any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Options. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Optionee’s service at any time, nor confer upon Optionee any right to continue in the service of the Company or any Affiliate. Optionee waives all and any rights to any compensation or damages for the termination of Optionee’s office or employment with the Company or an Affiliate for any reason (including unlawful termination of employment) insofar as those rights arise from Optionee ceasing to have rights in relation to the Units as a result of that termination or from the loss or diminution in value of such rights.  The grant of the Options does not give Optionee any right to participate in any future grants of share incentive awards.

9. Stock Reserve. The Company shall at all times during the term of this Agreement reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

10. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Options are not assignable or transferable by Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers. The Options may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee.

11. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Options upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Options, the Options may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

12. Amendment. The Committee may amend, modify or terminate this Agreement without approval of the Optionee; provided, however, that such amendment, modification or termination shall not, without the Optionee's consent, reduce or diminish the value of this award determined as if it had been fully vested and exercised on the date of such amendment or termination (with the per-share value being calculated as the excess, if any, of the Fair Market Value over the exercise price of the Options). Notwithstanding anything herein to the contrary, the Company is authorized, without Optionee’s consent, to amend or interpret this Agreement to the extent necessary, if any, to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

13. Plan Controls. The terms and conditions contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

14. Successors. This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plan.

15. Severability. If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

16. Notice. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to: Micron Technology, Inc., 8000 S. Federal Way, P.O. Box 6, Boise, ID 83707-0006, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to the address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

17. Data Processing. By accepting the Shares, Optionee gives explicit consent to the Company and other persons who administer the Plan to process and use all personal data relevant to Plan administration, including without limitation his or her name, address, Social Security Number or other applicable tax identification number, and bank and brokerage account details, and to the transfer of any such personal data outside the country in which Optionee works or is employed, including to the United States.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK AGREEMENT
TERMS AND CONDITIONS

1. Grant of Shares. The Company hereby grants to the Grantee named in the notice of award (“Grantee”), subject to the restrictions and the other terms and conditions set forth in the Micron Technology, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”) and in this award agreement (this “Agreement”), the target number of shares indicated in the notice of award of the Company’s $0.10 par value common stock (the “Shares”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

2. General Acknowledgements. By accepting the Shares, Grantee hereby acknowledges that he or she has reviewed the terms and conditions of this Agreement and the Plan, and is familiar with the provisions thereof.  Grantee hereby accepts the Shares subject to all the terms and conditions of this Agreement and the Plan.  Grantee acknowledges that a Prospectus relating to the Plan was made available for review.  Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Grantee acknowledges that the grant and acceptance of the Shares do not constitute an employment agreement and do not assure continuous employment with the Company or any of its Affiliates.

3. Restrictions.  The Shares are subject to each of the following restrictions.  “Restricted Shares” mean those Shares that are subject to the restrictions imposed hereunder and such restrictions have not then expired or terminated.  Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered.  If Grantee’s Continuous Status as a Participant terminates for any reason other than as set forth in paragraph (b) or paragraph (d) of Section 3 hereof, then Grantee shall forfeit all of Grantee’s right, title and interest in and to the Restricted Shares as of the date of termination of such service or employment, and such Restricted Shares shall revert to the Company.  The restrictions imposed under this Section shall apply to all shares of the Company’s Stock with respect to the Restricted Shares or other securities issued in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock of the Company.

4. Expiration and Termination of Restrictions.  The restrictions imposed under Section 3 will expire, in whole or in part as indicated below, on the earliest to occur of the following (the period prior to such expiration being referred to herein as the “Restricted Period”):

(a)	as to the following number of Shares, upon achievement of the performance goal:

% of Shares Vesting*	Achievement of Performance

 *Vesting between performance levels will be determined based on straight line interpolation.

[Insert definition of Performance Period]. The restrictions will expire, as to the applicable number of Shares based upon the level of achievement of the performance goal, on the date of the certification of the level of achievement of the performance goal and approval of the expiration of the restrictions as to the applicable number of Shares, provided that Grantee remains in Continuous Status as a Participant on the date of certification.

(b)
If Grantee’s Continuous Status as a Participant is terminated during the Performance Period by reason of death or Disability, the number of Shares for which the restrictions shall expire shall be determined by multiplying (i) the number of Shares for which restrictions would have expired if the performance target in this Section 4 were fully satisfied, less any Shares for which restrictions had previously expired, by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the date of the termination due to death or Disability and the denominator of which is [days in performance period.]

(c)
If a Change in Control occurs during the Performance Period and while Grantee remains in Continuous Status as a Participant and the Shares are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control, then the number of Shares for which the restrictions shall expire shall be determined by multiplying (i) the number of Shares for which Restrictions would have expired if the performance goals in this Section 4 were fully satisfied, by (ii) a fraction, the numerator of which is the number of days in the

Performance Period preceding the date of the Change in Control and the denominator of which is [days in performance period] and there shall be a pro rata payout to Grantee within thirty (30) days following the Change in Control.

(d)
If a Change in Control occurs occurs during the Performance Period and while Grantee remains in Continuous Status as a Participant and the Shares are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control, then, if within one year after the effective date of the Change in Control Grantee’s employment is terminated without Cause [or Grantee resigns for Good Reason (as defined below)], the number of Shares for which the restrictions shall expire shall be determined by multiplying (i) the number of Shares for which Restrictions would have expired if the performance goals in this Section 4 were fully satisfied, by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the date of Grantee’s termination of employment and the denominator of which is [days in performance period] and there shall be a pro rata payout to Grantee within thirty (30) days following the date of his or her termination of employment.

[For purposes of this Agreement, “Good Reason” shall mean any of the following, without Grantee’s consent: (i) a material diminution in Grantee’s Base Salary (other than an across-the-board reduction in base salary that affects all peer employees); (ii) a material diminution in Grantee’s authority, duties, or responsibilities; or (iii) the relocation of Grantee’s principal office to a location that is more than twenty-five (25) miles from the location of Grantee’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (A) any relocation of Grantee’s principal office which is proposed or initiated by Grantee; or (B) any relocation that results in Grantee’s principal place office being closer to Grantee’s then-current principal residence.  A termination by Grantee shall not constitute termination for Good Reason unless Grantee shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Grantee within thirty (30) days following its receipt of such Good Reason Notice.  Grantee’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.]
Grantee shall forfeit all of Grantee’s right, title and interest in and to any of the Restricted Shares for which the restrictions shall not have lapsed as of the end of the Performance Period and such Restricted Shares shall revert to the Company.

5. Delivery of Shares.  The Shares will be registered in the name of Grantee as of the Grant Date and will be held by the Company during the Restricted Period in certificated or uncertificated form.  If a certificate for Restricted Shares is issued during the Restricted Period with respect to such Shares, such certificate shall be registered in the name of Grantee and shall bear a legend in substantially the following form: “This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in a Restricted Stock Agreement between the registered owner of the shares represented hereby and Micron Technology, Inc.  Release from such terms and conditions shall be made only in accordance with the provisions of such Agreement, copies of which are on file in the offices of Micron Technology, Inc.” Stock certificates for the Shares, without the above legend, shall be delivered to Grantee or Grantee’s designee upon request of Grantee after the expiration of the Restricted Period, but delivery may be postponed for such period as may be required for the Company with reasonable diligence to comply if deemed advisable by the Company, with registration requirements under the Securities Act of 1933, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.

6. Voting and Dividend Rights.  Grantee, as beneficial owner of the Shares, shall have full voting rights with respect to the Shares during and after the Restricted Period.  Grantee shall accrue cash and non-cash dividends, if any, paid with respect to the Restricted Shares, but the payment of such dividends shall be deferred and held (without interest) by the Company for the account of Grantee until the expiration of the Restricted Period. During the Restricted Period, such dividends shall be subject to the same vesting restrictions imposed under Section 3 as the Restricted Shares to which they relate. Accrued dividends deferred and held pursuant to the foregoing provision shall be paid by the Company to Grantee promptly upon the expiration of the Restricted Period (and in any event within thirty (30) days of the date of such expiration). If Grantee forfeits any rights he may have under this Agreement in accordance with Section 3, Grantee shall no longer have any rights as a shareholder with respect to the Restricted Shares or any interest therein and Grantee shall no longer be entitled to receive dividends on such stock.

7. Limitation of Rights.  With respect to a grantee who is employed by the Company or an Affiliate, nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate such grantee’s employment at any time, nor confer upon any such grantee any right to continue in the employ of the Company or any Affiliate. Grantee waives all and any rights to any compensation or damages for the termination of Grantee's office or employment with the Company or an Affiliate for any reason (including unlawful termination of employment) insofar as those rights arise from Grantee ceasing to have rights in relation to the Shares as a result of that termination or from the loss or diminution in value of such rights.  The grant of the Shares does not give Grantee any right to participate in any future grants of share incentive awards.

8. Payment of Taxes.  Upon issuance of the Shares hereunder, Grantee may make an election to be taxed upon such award under Section 83(b) of the Code.  Grantee will, no later than the date as of which any amount related to the Shares first becomes includable in Grantee’s gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount.  The Committee may permit Grantee to surrender to the Company a number of Shares from this Award as necessary to pay the minimum applicable withholding tax obligation.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

9.  Amendment.  The Committee may amend, modify or terminate the Award and this Agreement without approval of the Grantee; provided, however, that such amendment, modification or termination shall not, without the Grantee’s consent, reduce or diminish the value of this Award determined as if it had been fully vested on the date of such amendment or termination.  Notwithstanding anything herein to the contrary, the Company is authorized, without Grantee’s consent, to amend or interpret this Award and this Agreement certificate to the extent necessary, if any, to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

10. Plan Controls.  The terms contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

11. Successors. This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plan.

12. Severability.  If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13. Notice. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to: Micron Technology, Inc., 8000 S. Federal Way, P.O. Box 6, Boise, ID 83716-9632, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

14. Data Processing.  By accepting the Shares, Grantee gives explicit consent to the Company and other persons who administer the Plan to process and use all personal data relevant to Plan administration, including without limitation his or her name, address, Social Security Number or other applicable tax identification number, and bank and brokerage account details, and to the transfer of any such personal data outside the country in which Grantee works or is employed, including to the United States.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN
PERFORMANCE UNIT AGREEMENT
TERMS AND CONDITIONS

1. Grant of Units.  The Company hereby grants to the Grantee named in the notice of award (“Grantee”), subject to the restrictions and the other terms and conditions set forth in the Micron Technology, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”) and in this award agreement (this “Agreement”), the target number of performance units indicated in the notice of award (the “Performance Units”) representing the right to earn, on a one-for-one basis, shares of Micron Technology, Inc. (the “Company”) $0.10 par value common stock (“Shares”).

2. General Acknowledgements. By accepting the Performance Units, Grantee hereby acknowledges that he or she has reviewed the terms and conditions of this Agreement and the Plan, and is familiar with the provisions thereof.  Grantee hereby accepts the Performance Units subject to all the terms and conditions of this Agreement and the Plan.  Grantee acknowledges that a Prospectus relating to the Plan was made available for review.  Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Grantee acknowledges that the grant and acceptance of the Performance Units do not constitute an employment agreement and do not assure continuous employment with the Company or any of its Affiliates.

3. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. In addition, for purposes of this Agreement:

(a)	Confirmed Performance Units is defined in Exhibit A.

(b)	Conversion Date is defined in Exhibit A.

(c)	Final Payout Factor is defined in Exhibit A.

(d)	Performance Period means [______________].

(e)	Target Award means the number of performance units granted pursuant to this Agreement, as indicated in the notice of award.

(f)	[Insert Performance Metric and definition]

4. Performance Units. The Performance Units have been credited to a bookkeeping account on behalf of Grantee. The Performance Units will be earned in whole, in part, or not at all, as provided on Exhibit A attached hereto. Any Performance Units that fail to vest in accordance with the terms of this Agreement will be forfeited and reconveyed to the Company without further consideration or any act or action by Grantee.

5. Conversion to Shares. Except as otherwise provided herein, the Confirmed Performance Units will be converted to actual unrestricted Shares (one Share per Confirmed Performance Unit) on the Conversion Date, provided that Grantee has remained in Continuous Status as a Participant through the Conversion Date. These shares will be registered on the books of the Company in Grantee’s name as of the Conversion Date and stock certificates for the Shares shall be delivered to Grantee or Grantee’s designee upon request of Grantee. Notwithstanding the foregoing, if Grantee’s Continuous Status as a Participant is terminated during the Performance Period by reason of death or Disability, then (A) the number of Performance Units earned shall be determined by multiplying (i) the Target Award, by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the date of the termination due to death or Disability and the denominator of which is [insert number of days in Performance Period], and (B) any such earned Performance Units shall convert to Shares on the date of Grantee’s termination of Continuous Status as a Participant. If Grantee’s Continuous Status as a Participant is terminated during the Performance Period for any reason other than death or Disability, and except as otherwise provided in Section 6(b) hereof, then Grantee’s Performance Units will be forfeited and reconveyed to the Company without further consideration or any act or action by Grantee.

6. Change in Control.

(a)
If a Change in Control occurs during the Performance Period and while Grantee remains in Continuous Status as a Participant and the Performance Units are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control, then the number of Performance Units earned shall be determined by multiplying (i) the Target Award, by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the effective date of the Change in Control and the denominator of which is [insert number of days in Performance Period] and there shall be a pro rata payout to Grantee within thirty (30) days following the Change in Control.

(b)
If a Change in Control occurs occurs during the Performance Period and while Grantee remains in Continuous Status as a Participant and the Performance Units are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control, then, if within one year after the effective date of the Change in Control Grantee’s employment is terminated without Cause [or Grantee resigns for Good Reason (as defined below)], the number of Performance Units earned shall be determined by multiplying (i) the Target Award, by (ii) a fraction, the numerator of which is the number of days in the Performance Period preceding the effective date of the Grantee’s termination of employment and the denominator of which is [insert number of days in Performance Period] and there shall be a pro rata payout to Grantee within thirty (30) days following his or her date of termination.

[For purposes of this Agreement, “Good Reason” shall mean any of the following, without Grantee’s consent: (i) a material diminution in Grantee’s Base Salary (other than an across-the-board reduction in base salary that affects all peer employees); (ii) a material diminution in Grantee’s authority, duties, or responsibilities; or (iii) the relocation of Grantee’s principal office to a location that is more than twenty-five (25) miles from the location of Grantee’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (A) any relocation of Grantee’s principal office which is proposed or initiated by Grantee; or (B) any relocation that results in Grantee’s principal place office being closer to Grantee’s then-current principal residence.  A termination by Grantee shall not constitute termination for Good Reason unless Grantee shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Grantee within thirty (30) days following its receipt of such Good Reason Notice.  Grantee’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.]

7. Restrictions on Transfer and Pledge. No right or interest of Grantee in the Performance Units may be pledged, encumbered, or hypothecated or be made subject to any lien, obligation, or liability of Grantee to any other party other than the Company. The Performance Units may not be sold, assigned, transferred or otherwise disposed of by Grantee other than by will or the laws of descent and distribution.

8. Restrictions on Issuance of Shares. If at any time the Committee shall determine, in its discretion, that registration, listing or qualification of the Shares underlying the Performance Units upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Performance Units, stock units will not be converted to Shares in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9. Limitation of Rights. The Performance Units do not confer to Grantee or Grantee’s beneficiary, executors or administrators any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the units. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company. Grantee waives all and any rights to any compensation or damages for the termination of Grantee's office or employment with the Company or an Affiliate for any reason (including unlawful termination of employment) insofar as those rights arise from Grantee ceasing to have rights in relation to the Units as a result of that termination or from the loss or diminution in value of such rights.  The grant of the Performance Units does not give Grantee any right to participate in any future grants of share incentive awards.

10. Dividend Rights. If any dividends or other distributions are paid with respect to the Shares while the Performance Units are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of Shares then underlying the Performance Units shall be credited to a bookkeeping account and held (without interest) by the Company for the account of Grantee until the Conversion Date. Such amounts shall be subject to the same vesting and forfeiture provisions as the Performance Units to which they relate. Accrued dividends held pursuant to the foregoing provision shall be paid by the Company to Grantee on the Conversion Date, provided Grantee is then still employed by the Company.

11. Payment of Taxes. The Company employing Grantee has the authority and the right to deduct or withhold, or require Grantee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Grantee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the vesting or settlement of the Performance Units. The withholding requirement may be satisfied, in whole or in part, by withholding Shares upon the settlement of the

Performance Units having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

12. Amendment. The Committee may amend, modify or terminate this Agreement without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this award determined as if it had been fully vested on the date of such amendment or termination.

13. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

14. Severability. If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

15. Notice. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to: Micron Technology, Inc., 8000 S. Federal Way, P.O. Box 6, Boise, ID 83716-9632, Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

16. Data Processing.  By accepting the Shares, Grantee gives explicit consent to the Company and other persons who administer the Plan to process and use all personal data relevant to Plan administration, including without limitation his or her name, address, Social Security Number or other applicable tax identification number, and bank and brokerage account details, and to the transfer of any such personal data outside the country in which Grantee works or is employed, including to the United States.

Exhibit A

Performance Units

The Performance Units will be earned, in whole or in part, based on (i) Grantee’s remaining in Continuous Status as a Participant, and (ii) [the achievement of the performance metric] over the Performance Period, as follows:

[Performance Metric]	Payout Factor: % of Target Award Earned (1)

(1) Payouts between performance levels will be determined based on straight line interpolation.

Determination of Payout. No later than 60 days after the end of the Performance Period (the “Confirmation Date”), the Committee shall determine and certify (i) [the results of the performance metric], and (ii) the resulting payout factor as set forth above (the “Final Payout Factor”). The Target Award shall be multiplied by the Final Payout Factor to determine the number of Performance Units earned and vested (“Confirmed Performance Units”).

Payout Timing (Conversion to Shares). The Confirmed Performance Units shall automatically convert to Shares on the Confirmation Date (the “Conversion Date”); provided that Grantee has remained in Continuous Status as a Participant through the Conversion Date.

Amended and Restated 2004 Equity Incentive Plan
RESTRICTED STOCK UNIT AGREEMENT
TERMS AND CONDITIONS

1.  Grant of Units.  The Company hereby grants to the Grantee named in the notice of award (“Grantee”), subject to the restrictions and the other terms and conditions set forth in the Micron Technology, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”) and in this award agreement (this “Agreement”), the number of restricted stock units indicated in the notice of award (the “Units”), which represent the right to receive an equal number of shares of the Company’s $0.10 par value common stock (“Stock”) on the terms set forth in this Agreement.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

2. General Acknowledgements. By accepting the Units, Grantee hereby acknowledges that he or she has reviewed the terms and conditions of this Agreement and the Plan, and is familiar with the provisions thereof.  Grantee hereby accepts the Units subject to all the terms and provisions of this Agreement and the Plan.  Grantee acknowledges that a Prospectus relating to the Plan was made available for review.  Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan. Grantee acknowledges that the grant and acceptance of the Units do not constitute an employment agreement and do not assure continuous employment with the Company or any of its Affiliates.

3.  Vesting of Units.  The Units have been credited to a bookkeeping account on behalf of Grantee.  The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):

(a)
as to the number of Units specified in the vesting schedule provided in the notice of award, on the respective dates specified in such vesting schedule; provided Grantee remains in Continuous Status as a Participant on each respective vesting date; or

(b)	as to all of the Units, upon the termination of Grantee’s Continuous Status as a Participant by reason of death or Disability; or

(c)
as to all of the Units, upon the occurrence of a Change in Control, unless the Units are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control; or

(d)
as to all of the Units, if the Units are assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, upon the termination of Grantee’s employment by the Company without Cause [or Grantee’s resignation for “Good Reason” (as defined below)] within one year after the effective date of the Change in Control.

If Grantee’s service terminates prior to the Vesting Date for any reason other than as described in (b) or (d) above, Grantee shall forfeit all right, title and interest in and to the unvested Units as of the date of such termination of service and the unvested Units will be reconveyed to the Company without further consideration or any act or action by Grantee.  For purpose of Section 409A of the Code, any reference herein to Grantee’s “termination of Continuous Status as a Participant,” “termination of employment” or “termination of service” or similar words shall be interpreted to mean Grantee’s “separation from service” as defined in Code Section 409A and Treasury regulations and guidance with respect to such law. [For purposes of this Agreement, “Good Reason” shall mean any of the following, without Grantee’s consent: (i) a material diminution in Grantee’s Base Salary (other than an across-the-board reduction in base salary that affects all peer employees); (ii) a material diminution in Grantee’s authority, duties, or responsibilities; or (iii) the relocation of Grantee’s principal office to a location that is more than twenty-five (25) miles from the location of Grantee’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (A) any relocation of Grantee’s principal office which is proposed or initiated by Grantee; or (B) any relocation that results in Grantee’s principal place office being closer to Grantee’s then-current principal residence.  A termination by Grantee shall not constitute termination for Good Reason unless Grantee shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Grantee within thirty (30) days following its receipt of such Good Reason Notice.  Grantee’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.]

4.  Conversion to Stock.  Unless the Units are forfeited prior to the Vesting Date as provided in Section 3 above, the Units will be converted to actual shares of Stock on the Vesting Date (the “Conversion Date”).  Shares of Stock will be registered on the books of the Company in the street name of the broker designated by the Company as of the Conversion Date.

5.  Dividend Equivalents.  The Units shall not be entitled to dividend equivalents.

6.  Restrictions on Transfer.  No right or interest of Grantee in the Units may be pledged, hypothecated or otherwise encumbered to or in favor of any party other than the Company or an Affiliate, or be subjected to any lien, obligation or liability of Grantee to any other party other than the Company or an Affiliate.  Units are not assignable or transferable by Grantee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code; but the Committee may permit other transfers in accordance with the Plan.

7.  Limitation of Rights.  The Units do not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the Units.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s service at any time, nor confer upon Grantee any right to continue in service of the Company or any Affiliate.  Grantee waives all and any rights to any compensation or damages for the termination of Grantee's office or employment with the Company or an Affiliate for any reason (including unlawful termination of employment) insofar as those rights arise from Grantee ceasing to have rights in relation to the Units as a result of that termination or from the loss or diminution in value of such rights.  The grant of the Units does not give Grantee any right to participate in any future grants of share incentive awards.

8.  Payment of Taxes.  Grantee will, no later than the date as of which any amount related to the Units first becomes includable in Grantee’s gross income for federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee regarding payment of, any federal, state and local taxes of any kind (including Grantee’s FICA obligation) required by law to be withheld with respect to such amount.  The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.  The withholding requirement may be satisfied, in whole or in part, at the election of the Company, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Company establishes.

9.  Amendment.  The Committee may amend, modify or terminate the Award and this Agreement without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this award determined as if it had been fully vested (i.e., as if all restrictions on the Units hereunder had expired) on the date of such amendment or termination.  Notwithstanding anything herein to the contrary, the Committee may, without Grantee’s consent, amend or interpret this Agreement to the extent necessary to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

10.  Plan Controls.  The terms contained in the Plan shall be and are hereby incorporated into and made a part of this Agreement, and this Agreement shall be governed by and construed in accordance with the Plan.  In the event of any actual or alleged conflict between the provisions of the approved Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

11.  Successors.  This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plan.

12.  Severability.  If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13.  Notice.  Notices hereunder must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83706-9632; Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

14.  Data Processing.  By accepting the Shares, Grantee gives explicit consent to the Company and other persons who administer the Plan to process and use all personal data relevant to Plan administration, including without limitation his or her name, address, Social Security Number or other applicable tax identification number, and bank and brokerage account details, and to the transfer of any such personal data outside the country in which Grantee works or is employed, including to the United States.